UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                     MARCH 15, 2004

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                                                     905-863-0000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 15, 2005, the registrant issued a press release (the “Press Release”), attached hereto as Exhibit 99.1, announcing that Nortel Networks Limited (the registrant’s principal direct operating subsidiary) obtained a new waiver from Export Development Canada (“EDC”), the terms and conditions of which are summarized in the Press Release which is incorporated by reference herein. A copy of the letter agreement containing the waiver to the EDC Support Facility (as defined in the Press Release) is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by the registrant on March 15, 2005.

99.2	Letter Agreement dated March 15, 2005 between Nortel Networks Limited and EDC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ GORDON A. DAVIES
Gordon A. Davies
Assistant General Counsel — Securities and Corporate Secretary

By:	/s/ Tracy S.J. Connelly McGilley
Tracy S.J. Connelly McGilley
Assistant Secretary

Dated: March 16, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on March 15, 2005.
99.2	Letter Agreement dated March 15, 2005 between Nortel Networks Limited and EDC.